UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2019

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	IMMU	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s executive offices, 410 The American Road, Morris Plains, New Jersey, on Friday, June 7, 2019. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•                  the election of six (6) directors to serve until the 2020 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

•                  the non-binding advisory vote to approve the compensation of the Company’s named executive officers; and

•                  the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

At the close of business on April 22, 2019, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 191,518,559 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 175,669,001 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

With respect to the election of the director nominees to serve until the 2020 Annual Meeting of Stockholders, the votes were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Behzad Aghazadeh	108,138,894	23,904,675	371,735	43,253,697
Charles Baum	93,526,433	38,454,228	434,643	43,253,697
Scott Canute	107,631,569	24,350,125	433,610	43,253,697
Barbara Duncan	87,099,028	44,831,457	484,819	43,253,697
Peter Barton Hutt	71,074,444	60,866,905	473,955	43,253,697
Khalid Islam	79,899,107	52,095,221	420,976	43,253,697

The non-binding advisory votes with respect to approval of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
89,255,773	40,145,069	3,014,462	43,253,697

With respect to the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, the votes were as follows:

For	Against	Abstain
173,432,702	897,023	1,339,276

The foregoing votes reflect that all of the director nominees were elected to serve until the 2020 Annual Meeting of Stockholders; the compensation of the Company’s named executive officers was approved by non-binding advisory votes; and KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Item 8.01              Other Events.

On June 5, 2019, upon recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company, the Board amended the Company’s compensation policy for non-employee directors (the “Amended Director Policy”), pursuant to which non-employee members of the Board receive compensation for service on the Board and its committees.  The Amended Director Policy is based on a competitive market assessment provided by Arthur J. Gallagher & Co. Human Resources & Compensation Consulting Practice, the Committee’s independent compensation consultant.  The Amended Director Policy provides for the following cash retainers for non-employee directors:

Fees*	Amended Director Policy
Basic retainer:	$50,000
Additional retainers:
Non-executive Chairman of the Board	$45,000
Chairman of the Audit Committee	$20,000
Member of the Audit Committee	$10,000
Chairman of the Compensation Committee	$15,000
Member of the Compensation Committee	$7,500
Chairman of the Governance & Nominating Committee	$10,000
Member of the Governance & Nominating Committee	$5,000

* The Company also reimburses non-employee directors for reasonable travel and out-of-pocket expenses in connection with their service as directors. The Company does not pay fees on a per meeting basis.

The Amended Director Policy also provides that each individual who is first elected or appointed as a non-employee director is automatically granted, on the date of such initial election or appointment, 22,500 nonqualified stock options under the Immunomedics, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”). Initial option grants become fully vested on the first anniversary of the date of grant, provided such director remains a director on such date, and have an exercise price equal to the fair market value of the common stock on the date of grant, a maximum term of seven years from the date of grant and a post-termination exercise period of 12 months following the date of the non-employee director’s cessation of service on account of (i) the director’s death or (ii) upon a change in control or hostile take-over of the Company; however, in no event will the options be exercisable beyond their original term.

In addition to the foregoing initial grants, pursuant to the Amended Director Policy, each individual who continues to serve as a non-employee director on the date of each annual stockholders meeting shall receive an annual grant of non-qualified stock options and restricted stock units (“RSUs”), each equal in value to $125,000. The Compensation Committee, as administrator of the 2014 Plan, will determine the actual number of stock options and RSUs at the time of each such annual grant. Annual option grants become fully vested on the first anniversary of the grant date, provided such director remains a director on such date, and have an exercise price equal to the fair market value of the common stock on the date of grant, a maximum term of seven years from the date of grant and a post-termination exercise period of 12 months following the date of the non-employee director’s cessation of service on account of the director’s death or total and permanent disability. Annual RSU grants vest in full upon the director’s completion of one year of service as a non-employee director from the date of grant. Notwithstanding the foregoing, annual RSU grants will immediately vest upon (i) a non-employee director’s cessation of service as a non-employee director by reason of death or permanent disability, or (ii) upon a change in control or hostile take-over of the Company (as defined in the 2014 Plan).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2019	By:	/s/ Usama Malik
Name: Usama Malik
Title: Chief Financial Officer